--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
                                 August 31, 1999
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                                   Value Line
                                    New York
                                   Tax Exempt
                                      Trust





                                     [LOGO]
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                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

Value Line New York Tax Exempt Trust

                                                      To Our Value Line New York
--------------------------------------------------------------------------------
To Our Shareholders:

The primary objective of the Value Line New York Tax Exempt Trust is to provide investors with maximum income exempt from New York State, New York City and federal personal income taxes, without undue risk to principal. During the six-months ended August 31, 1999, the Trust's total return was -3.38%. Since its inception in July, 1987, the total return for the Trust, assuming the reinvestment of all dividends over that period, has been 121.56%. This is equivalent to an average annual total return of 6.76%. The Trust's SEC yield as of August 31, 1999 was 4.16%, slightly below the average SEC yield of 4.31% for all New York State municipal debt funds ranked by Lipper Analytical Services.

During the six months ended August 31, 1999, prices of fixed income securities declined as interest rates increased. Long-term, tax-exempt interest rates, as measured by the Bond Buyer's 40-Bond Index, increased from 5.17% on February 26th to 5.78% on August 31st. During this same period, long-term taxable rates, as measured by the 30-year Treasury bond, rose from 5.58% to 6.06%. Two increases in the Federal Funds rate of 0.25% each by the Federal Reserve Board, the continued strength in the economy, and fears of inflationary pressures have contributed to the rise in interest rates. As a result, the decline in interest rates that occurred in the preceding six months was reversed. As of August 31st, the Bond Buyer's 40-Bond Index was yielding 5.78% compared to 5.11% a year before. The 30-year Treasury bond was yielding 6.06% compared to 5.27% a year earlier.

Treasury bonds have outperformed tax-exempt bonds during the past six months. The 30-year Treasury bond's yield increased 0.48% vs 0.61% for the Bond Buyer's 40-Bond Index. The superior performance of Treasury bonds vis-a-vis tax-exempt bonds is a result of several factors. The tax-exempt market has experienced a large supply of new issues and a decline in institutional demand. In contrast, the Treasury market has experienced strong demand from institutions and a decline in supply due to government Budget surpluses. As a result, the ratio of tax-exempt yields to Treasury yields remains high. Recently, the yield on a triple-A rated tax-exempt bond was 5.67% which is over 93% of the 6.08% yield of the 30-year Treasury bond. This high ratio offers investors the opportunity to realize relatively high tax-exempt income.

Your Trust's management has maintained the average maturity of the trust around 14 years and emphasized the purchase of high-grade bonds with call protection in order to maintain shareholder income without sacrificing safety of principal. As of August 31, 1999, the market value of the Trust's portfolio consisted of 50% AAA, 37% AA, 6% A, and 7% Baa or BBB rated bonds. In addition, 9% of the portfolio is invested in non-callable bonds. The portfolio's highest concentrations of investments are in the insured, housing-revenue, hospital-revenue, and general obligation sectors respectively.

The municipal bond market is one of the most fragmented and complex sectors of the American capital markets. We believe that most investors seeking tax-free income are best served by a mutual fund, whose advantages include professional management, diversification, liquidity, low transaction costs, accurate record-keeping, automatic reinvestment of dividends, and availability in small-dollar amounts. In addition to these features, The Value Line New York Tax Exempt Trust has the additional advantage of carrying no sales or redemption fees; it is a true no-load fund.

We thank you for your continued confidence in Value Line, and we look forward to serving your investment needs in the future.


                                                      Sincerely,

                                                      /s/ Jean Bernhard Buttner

                                                      Jean Bernhard Buttner
                                                      Chairman and President

October 7, 1999


Income from the Trust may be subject to the Alternative Minimum Tax.


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

                                            Value Line New York Tax Exempt Trust

Tax Exempt Trust Shareholders
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Economic Observations

The economy is picking up some renewed strength as we head into the final months of 1999. Evidence of this increased business activity can be found in the accelerating rate of consumer spending, the ongoing strength in the housing market, booming auto sales, and a modest uptick in manufacturing. Overall, this recent firming in the key consumer and industrial markets suggests that GDP growth, which slowed to a very modest 1.6% in the second quarter, will average better than 3% during the final six months of the year, unless serious Year 2000 dislocations develop.

Inflationary pressures, meanwhile, are now starting to build, although, as yet, we are not forecasting a dramatic change in trend. Nevertheless, the sharp runup in oil prices in recent months, the escalation in wage costs, and the jump in mortgage rates all indicate that the cost of living is increasing. A gradual uptrend in pricing now seems likely over the next several quarters. The Federal Reserve Board, taking note of these rising cost pressures, is likely to edge toward a more restrictive monetary course in the months ahead, with perhaps an additional interest rate boost in the cards.

Performance Data:*

                                                                 Growth of
                                                Average         an Assumed
                                                 Annual        Investment of
                                              Total Return        $10,000
                                              ------------     -------------
 1 year ended 6/30/99 ........................    1.41%           $10,141
 5 years ended 6/30/99 .......................    5.92%           $13,330
10 years ended 6/30/99 .......................    6.69%           $19,117

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return includes dividends reinvested and capital-gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The average annual total return for the one-year, five-year, and ten-year periods ended August 31, 1999, were -1.25%, 5.30%, and 6.60%, respectively.

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                                                                               3

Value Line New York Tax Exempt Trust

Schedule of Investments (unaudited)
-------------------------------------------------------------------------------------------------------------------
 Principal                                                                            Rating
  Amount                                                                            (Unaudited)            Value
-------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL SECURITIES (95.5%)

                NEW YORK STATE (76.1%)
$ 1,000,000     Albany County, General Obligations, 5.75%, 6/1/11 .................     Aaa            $ 1,032,610
                Dormitory Authority, Revenue:
    500,000       Bishop Henry B. Hucles Nursing Home, 5.625%, 7/1/18 .............     Aa1                494,525
    500,000       Champlain Valley Hospitals, 6.00%, 7/1/10 .......................     AAA*               537,490
                Long Island University, Asset Guaranty:
    555,000       5.50%, 9/1/10 ...................................................     AA*                565,650
    500,000       5.00%, 8/1/14 ...................................................     AA*                470,790
    750,000     Lutheran Nursing Home, 5.125%, 2/1/18 .............................     Aaa                697,140
  1,000,000     Mental Health Services Facilities, 4.75%, 8/15/19 .................     Aaa                871,440
  1,000,000     Montefiore Medical Center, 5.25%, 8/1/19 ..........................     Aaa                978,090
    450,000     Rochester Institute of Technology, 5.00%, 7/1/14 ..................     Aaa                432,198
    500,000     Rochester Institute of Technology, 5.30%, 7/1/17 ..................     Aaa                485,590
  1,000,000     St. Clares Hospital, Ser. B, 5.25%, 2/15/15 .......................     Baa1               949,220
    500,000     State University Educational Facilities, 5.50%, 5/15/13 ...........     A3                 504,755
    500,000     Terence Cardinal Cooke Health Care Center, 4.50%, 7/1/10 ..........     Aa3                474,075
    500,000     W.K. Nursing Home Corp., 5.75%, 2/1/10 ............................     AAA*               517,595
    700,000     East Rochester, Housing Authority, Mortgage Revenue,
                  St. Johns Meadows, Ser. A, 5.05%, 8/1/07 ........................     AAA*               700,147
    250,000     Energy Research & Development Authority, Pollution Control Revenue,
                  Refunding,Niagara Mohawk Project, Ser. A, 5.15%, 11/1/25 ........     Aaa                230,445
  1,000,000     Environmental Facilities Corp., Pollution Control Revenue, Water,
                  Revolving Fund, Ser. E, 4.90%, 6/15/10 ..........................     Aaa                982,180
    750,000     Kenmore Housing Authority Student Housing
                  State University Buffalo Student Apt, 5.40%, 8/1/12 .............     AA*                742,545
    700,000     Medical Care Facilities Finance Agency, Revenue, Refunding,
                  Saint Mary's Hospital, Ser. A, 6.00%, 11/1/09 ...................     Aaa                746,655
                Mortgage Agency, Revenue Refunding, Homeowner Mortgage:
    510,000       Ser. 77-A, 4.60%, 4/1/10 ........................................     Aa2                482,134
    525,000       Ser. 61, 5.60%, 10/1/11 .........................................     Aa2                529,510
  1,000,000       Ser. 55, 5.95%, 10/1/17 .........................................     Aa2              1,019,440
  1,440,000       Ser. 79-A, 4.75%, 4/1/23 ........................................     Aa2              1,414,872
  1,000,000     Niagara Falls, Water Treatment Plant, 7.25%, 11/1/11 ..............     Aaa              1,176,770
    890,000     Onondaga County, General Obligations, Ser. A, 5.85%, 5/1/10 .......     Aa2                936,716
                Refunding:
    500,000       Ser. F, 5.25%, 9/15/11 ..........................................     A2                 500,820
    750,000       Ser. G, 5.25%, 8/1/16 ...........................................     A3                 713,633

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4

                                            Value Line New York Tax Exempt Trust

                                                                                                    August 31, 1999
-------------------------------------------------------------------------------------------------------------------
 Principal                                                                            Rating
  Amount                                                                            (Unaudited)            Value
-------------------------------------------------------------------------------------------------------------------

$ 1,000,000     Syracuse, Housing Authority, Mortgage Revenue,
                  Loretto Rest Home, Ser. A, 5.60%, 8/1/17 ........................     AAA*           $   989,920
    520,000     Thruway Authority, Highway & Bridge Trust Fund,
                  Ser. B, 5.00%, 4/1/10 ...........................................     Aaa                516,604
    500,000     Triborough Bridge & Tunnel Authority, Revenue,
                  General Purpose, Ser. A, 4.75%, 1/1/16 ..........................     Aa3                452,870
                Urban Development Corp., Refunding, Corporate Purpose,
    500,000       Senior Lien, 5.125%, 1/1/09 .....................................     Aaa                505,450
  1,200,000       Corrtl Facs, Ser. B, 5.25%, 1/1/11 ..............................     Aaa              1,203,984
  1,000,000     Yonkers Ser. C , 5.25%, 6/1/12 ....................................     Aaa                993,490
                                                                                                       -----------
                TOTAL NEW YORK STATE ..............................................                     23,849,353
                                                                                                       -----------

                NEW YORK CITY (18.0%)
  1,490,000     Housing Development Corp., Multi-Family Housing Revenue,
                  Ser. A, 5.625%, 5/1/12 ..........................................     Aa2              1,538,857
                Industrial Development Agency:
                  Civic Facilities Revenue:
    500,000       College of Aeronautics Project, 5.45%, 5/1/18 ...................     BBB*               477,420
    500,000       USTA National Tennis Center Project, 6.40%, 11/15/08 ............     Aaa                547,870
    250,000     Industrial Development Revenue, Brooklyn Navy Yard,
                  Cogen Partners, 6.20%, 10/1/22 ..................................     Baa3               253,370
  1,000,000     Nassau County, General Improvement Ser. C, 5.12%, 1/1/14 ..........     Aaa                961,150
                Transitional Finance Authority, Revenue, Future Tax Secured,
  1,000,000       Ser. A, 5.25%, 11/15/13 .........................................     Aa3                990,050
  1,000,000       Ser. B, 4.75%, 11/1/23 ..........................................     Aa3                860,870
                                                                                                       -----------
                TOTAL NEW YORK CITY ...............................................                      5,629,587
                                                                                                       -----------

                GUAM (1.4%)
    500,000     Power Authority Revenue , Ser. A, 5.12%, 10/1/29 ..................     Baa3               447,005
                                                                                                       -----------

                TOTAL LONG-TERM MUNICIPAL SECURITIES
                  (Cost $30,209,841) ..............................................                     29,925,945
                                                                                                       -----------


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                                                                               5

Value Line New York Tax Exempt Trust

Schedule of Investments (unaudited)                                                                 August 31, 1999
-------------------------------------------------------------------------------------------------------------------
 Principal                                                                            Rating
  Amount                                                                            (Unaudited)            Value
-------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES (3.5%)

                NEW YORK STATE (1.9%)
$   600,000     Energy Research & Development Authority, Pollution Control Revenue,
                  Niagara Mohawk Power, Ser. A, 3.15%, 12/1/23 ....................     A2(1)          $   600,000
                                                                                                       -----------

                NEW YORK CITY (1.6%)
    400,000     General Obligations, Subser. B-3, 3.30%, 8/15/04 ..................     VMIG1(1)           400,000
    100,000     Water Finance Authority, Water & Sewer System Revenue,
                  Ser. C, 2.80%, 6/15/22 ..........................................     VMIG1(1)           100,000
                                                                                                       -----------
                                                                                                           500,000
                                                                                                       -----------

                TOTAL SHORT-TERM MUNICIPAL SECURITIES
                  (Cost $1,100,000) ...............................................                      1,100,000
                                                                                                       -----------

                TOTAL MUNICIPAL SECURITIES (99.0%)
                  (Cost $31,309,841) ..............................................                     31,025,945
P
                EXCESS OF CASH AND OTHER ASSETS
                  OVER LIABILITIES (1.0%) .........................................                        315,010
                                                                                                       -----------

                NET ASSETS (100.0%) ...............................................                    $31,340,955
                                                                                                       ===========

                NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
                  PER OUTSTANDING SHARE ...........................................                    $      9.78
                                                                                                       ===========

Rated by Moody's Investors Service except for those marked by an asterisk (*) which are rated by Standard & Poor's.

Variable rate demand notes are considered short-term obligations. Interest rates change every (1) day. These securities are payable on demand on interest rate refix date and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of August 31, 1999.



See Notes to Financial Statements

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

                                            Value Line New York Tax Exempt Trust


Statement of Assets and Liabilities
at August 31, 1999 (unaudited)
--------------------------------------------------------------------------------
                                                                     Dollars
                                                                 (in thousands
                                                                except per share
                                                                     amount)
                                                                ----------------
Assets:
Investment securities, at value
  (Cost $31,310) ..........................................        $ 31,026
Cash ......................................................              51
Receivable for securities sold ............................             993
Interest receivable .......................................             423
Receivable for Trust shares sold ..........................               3
                                                                   --------
    Total Assets ..........................................          32,496
                                                                   --------
Liabilities:
Payable for securities purchased ..........................           1,007
Dividends payable to shareholders .........................              36
Payable for Trust shares repurchased ......................              17
Accrued expenses:
  Advisory fee ............................................              16
  Other ...................................................              79
                                                                   --------
    Total Liabilities .....................................           1,155
                                                                   --------
Net Assets: ...............................................        $ 31,341
                                                                   ========
Net Assets:
Capital stock, at $.01 par value
  (authorized unlimited,
  outstanding 3,203,460
  shares of beneficial interest) ..........................        $     32
Additional paid-in capital ................................          31,143
Accumulated net realized gain
  on investments ..........................................             450
Unrealized net depreciation of
  investments .............................................            (284)
                                                                   --------
Net Assets ................................................        $ 31,341
                                                                   ========
Net Asset Value, Offering and
  Redemption Price, per
  Outstanding Share .......................................        $   9.78
                                                                   ========




Statement of Operations
for the Six Months Ended August 31, 1999 (unaudited)
--------------------------------------------------------------------------------
                                                                     Dollars
                                                                  (in thousands)
                                                                   ------------

Investment Income:
Interest ....................................................         $   820
                                                                      -------
Expenses:
Advisory fee ................................................              98
Auditing and legal fees .....................................              23
Printing and stationery .....................................              21
Trustees' fees and expenses .................................               8
Custodian fees ..............................................               7
Transfer agent fees .........................................               6
Other .......................................................              20
                                                                      -------
    Total expenses before
      custody credits .......................................             183
    Less: custody credits ...................................              (2)
                                                                      -------
    Net Expenses ............................................             181
                                                                      -------

Net Investment Income .......................................             639
                                                                      -------

Net Realized and Unrealized Gain (Loss) on
  Investments:
    Net Realized Gain .......................................              10
    Change in Unrealized
      Appreciation (Depreciation) ...........................          (1,764)
                                                                      -------

Net Realized Gain and Change in
  Unrealized Appreciation (Depreciation)
  on Investments ............................................          (1,754)
                                                                      -------

Net Decrease in Net Assets
  from Operations ...........................................         $(1,115)
                                                                      =======




See Notes to Financial Statements.
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                                                                               7

Value Line New York Tax Exempt Trust

Statement of Changes in Net Assets
for the Six Months Ended August 31, 1999 (unaudited), and for the Year Ended February 28, 1999
--------------------------------------------------------------------------------------------------
                                                                Six Months Ended       Year Ended
                                                                 August 31, 1999      February 28,
                                                                   (unaudited)            1999
                                                                ----------------------------------
                                                                    (Dollars in thousands)
Operations:
  Net investment income ........................................     $    639           $  1,380
  Net realized gain on investments .............................           10                442
  Change in unrealized appreciation (depreciation) .............       (1,764)                 9
                                                                     ---------------------------
  Net (decrease) increase in net assets from operations ........       (1,115)             1,831
                                                                     ---------------------------

Distributions to Shareholders:
  Net investment income ........................................         (647)            (1,372)
  Net realized gains ...........................................           --             (1,042)
                                                                     ---------------------------
  Net decrease in net assets from distributions ................         (647)            (2,414)
                                                                     ---------------------------

Trust Share Transactions:
  Net proceeds from sale of shares .............................        1,293              3,160
  Net proceeds from reinvestment of distribution to shareholders          437              1,737
  Cost of shares repurchased ...................................       (2,030)            (5,508)
                                                                     ---------------------------
  Net decrease in net assets from Trust share transactions .....         (300)              (611)
                                                                     ---------------------------

Total Decrease in Net Assets ...................................       (2,062)            (1,194)

Net Assets:
  Beginning of period ..........................................       33,403             34,597
                                                                     ---------------------------
  End of period ................................................     $ 31,341           $ 33,403
                                                                     ===========================

Undistributed Net Investment Income at end of period ...........     $     --           $      8
                                                                     ===========================




See Notes to Financial Statements.
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

                                            Value Line New York Tax Exempt Trust

Notes to Financial Statements (unaudited)                        August 31, 1999
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Value Line New York Tax Exempt Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal income taxes, while avoiding undue risk to principal. The Trust will invest primarily in New York State municipal and public authority debt obligations. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by economic or political developments in New York State and New York City. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The Trust's investments are valued each business day by an independent pricing service (the "Service") approved by the Trustees. Investments for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions.

Short-term instruments maturing within 60 days are valued at amortized cost, which approximates value. Other assets and securities for which no quotations are readily available are valued in good faith at their fair value using methods determined by the Trustees.

(B)  Distributions:  It is the  policy  of the  Trust to  distribute  all of its investment income to shareholders. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually. Income dividends and capital-gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays, and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

The amount of dividends and  distributions  from net  investment  income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

(C) Federal Income Taxes: It is the policy of the Trust to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Investments: Securities transactions are recorded on a trade-date basis. Realized gains and losses from securities transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of premium and accretion of original-issue discounts on investments, in accordance with federal income-tax regulations, is earned from settlement date and recognized on the accrual basis. Additionally, the Trust recognizes market discount when the securities are disposed.

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

                                            Value Line New York Tax Exempt Trust

Notes to Financial Statements (unaudited)                        August 31, 1999
--------------------------------------------------------------------------------

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

2. Trust Share Transactions

Transactions in shares of beneficial interest were as follows:

                                                 Six Months
                                                    Ended            Year
                                                  August 31,        Ended
                                                    1999         February 28,
                                                 (unaudited)         1999
                                                 ---------------------------
                                                       (in thousands)
Shares sold ....................................     128             300
Shares issued to shareholders
  in reinvestment of
  distributions ................................      44             167
                                                    --------------------
                                                     172             467

Shares repurchased .............................    (202)           (525)
                                                    --------------------
Net decrease ...................................     (30)            (58)
                                                    ====================

3. Purchases and Sales of Securities

Purchases and sales of municipal securities were as follows:

                                                               Six Months
                                                                 Ended
                                                            August 31, 1998
                                                              (unaudited)
                                                            ---------------
                                                            (in thousands)
Purchases:
  Long-term obligations .....................................  $ 16,549
  Short-term obligations.....................................     3,100
                                                               --------
                                                               $ 19,649
                                                               ========
maturities or Sales:
  Long-term obligations .....................................  $ 16,420
  Short-term obligations.....................................     3,500
                                                               --------
                                                               $ 19,920
                                                               ========

At August 31, 1999, the aggregate cost of investments for federal income tax purposes was $31,309,841. The aggregate appreciation and depreciation of investments at August 31, 1999, based on a comparison of investment values and their costs for federal income tax purposes, was $471,354 and $755,250, respectively, resulting in a net depreciation of $283,896.

4. Investment Advisory Contract and Transactions With Affiliates

An advisory fee of $97,920 was paid or payable to Value Line, Inc. (the "Adviser") for the six months ended August 31, 1999. This was computed at the rate of .60 of 1% per year of the Trust's average daily net assets for the period. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trustees, to act as officers of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses in its operation.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), are also officers and a Trustee of the Trust.

At August 31, 1999, the Adviser owned 120,260 shares of beneficial interest in the Trust, representing 3.8% of the outstanding shares.



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10

                                            Value Line New York Tax Exempt Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

                                    Six Months
                                       Ended                 Years Ended on Last Day of February
                                  August 31, 1999  -------------------------------------------------------
                                   (unaudited)      1999        1998        1997       1996        1995
                                  ------------------------------------------------------------------------
Net asset value, beginning
  of period ......................    $10.33       $10.51      $10.04      $10.28     $ 9.81      $10.49
                                      --------------------------------------------------------------------
  Income (loss) from investment
    operations:
    Net investment income ........       .20          .43         .44         .48        .49         .52
    Net gains or losses on securities
      (both realized and unrealized)    (.55)         .14         .47       (.11)        .47        (.61)
                                      --------------------------------------------------------------------
    Total from investment
      operations .................      (.35)         .57         .91        .37         .96        (.09)
                                      --------------------------------------------------------------------
  Less distributions:
    Dividends from net investment
      income .....................      (.20)        (.42)       (.44)      (.48)       (.49)       (.52)
    Distributions from capital gains      --         (.33)         --       (.13)         --        (.07)
                                      --------------------------------------------------------------------
      Total distributions.........      (.20)        (.75)       (.44)      (.61)       (.49)       (.59)
                                      --------------------------------------------------------------------
Net asset value, end of period ...    $ 9.78       $10.33      $10.51     $10.04      $10.28      $ 9.81
                                      ====================================================================
Total return .....................     (3.38%)+      5.56%       9.31%      3.73%      10.00%       (.58%)
                                      ====================================================================

Ratios/Supplemental Data
Net assets, end of period
  (in thousands) .................   $31,341      $33,403     $34,597    $32,745     $40,169     $39,139
Ratio of expenses to
  average net assets .............      1.11%*(2)     .98%(2)     .92%(1)    .92%(1)     .92%        .86%
Ratio of net investment income to
  average net assets..............      3.91%*       4.05%       4.35%      4.79%       4.87%       5.36%
Portfolio turnover rate ..........        53%+         56%        116%        86%        119%        105%

+    Not annualized, for six month period only.

*    Annualized

(1)  Before offset for custody credits.

(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses net of custody credits would have been 1.10% at August 31, 1999 and .97% at February 28, 1999.


See Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                              11

Value Line New York Tax Exempt Trust

                          Other Information (unaudited)
--------------------------------------------------------------------------------

Year 2000. Like other mutual funds, the Trust could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Trust's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Trust, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Trust is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Trust.

--------------------------------------------------------------------------------
12

================================================================================

INVESTMENT ADVISER        Value Line, Inc.
                          220 East 42nd Street
                          New York, NY 10017-5891

DISTRIBUTOR               Value Line Securities, Inc.
                          220 East 42nd Street
                          New York, NY 10017-5891

CUSTODIAN BANK            State Street Bank and Trust Co.
                          225 Franklin Street
                          Boston, MA 02110

SHAREHOLDER               State Street Bank and Trust Co.
SERVICING AGENT           c/o NFDS
                          P.O. Box 419729
                          Kansas City, MO 64141-6729

INDEPENDENT               PricewaterhouseCoopers LLP
ACCOUNTANTS               1177 Avenue of the Americas
                          New York, NY 10036-2798

LEGAL COUNSEL             Peter D. Lowenstein, Esq.
                          Two Greenwich Plaza, Suite 100
                          Greenwich, CT 06830

TRUSTEES                  Jean Bernhard Buttner
                          John W. Chandler
                          David H. Porter
                          Paul Craig Roberts
                          Nancy-Beth Sheerr

OFFICERS                  Jean Bernhard Buttner
                          Chairman and President
                          Charles Heebner
                          Vice President
                          Raymond S. Cowen
                          Vice President
                          David T. Henigson
                          Vice President and
                          Secretary/Treasurer
                          Jack M. Houston
                          Assistant Secretary/Treasurer
                          Stephen La Rosa
                          Assistant Secretary/Treasurer


The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and, accordingly, they do not express an opinion thereon.

This unaudited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).
                                                                          509374